                                                                Exhibit 99(n)(2)

                                    EXHIBIT B

      MULTI-CLASS FUNDS COVERED UNDER COMBINED RULE 18f-3 MULTI-CLASS PLAN

                          (AMENDED AS OF MAY 13, 2005)

VARIABLE NAV FUNDS

                                      CLASS A  CLASS B  CLASS C  SELECT  INSTITUTIONAL  ULTRA  CLASS M  INVESTOR
----------------------------------------------------------------------------------------------------------------
JPMorgan Asia Equity Fund*               X                          X          X
JPMorgan Bond Fund                       X        X        X        X          X          X
JPMorgan California Tax Free Bond        X        X        X        X          X
Fund
JPMorgan Capital Growth Fund             X        X        X        X
JPMorgan Disciplined Equity Fund         X                          X          X          X
JPMorgan Diversified Fund                X        X        X        X          X
JPMorgan Dynamic Small Cap Fund          X        X        X        X
JPMorgan Emerging Markets Debt Fund*                                X
JPMorgan Emerging Markets Equity         X        X                 X          X
Fund*
JPMorgan Enhanced Income Fund^           X                          X          X
JPMorgan Global Healthcare Fund*         X        X        X        X
JPMorgan Global Strategic Income         X        X        X        X          X                  X
Fund*
JPMorgan Growth and Income Fund          X        X        X        X
JPMorgan Intermediate Tax Free Bond      X        X        X        X          X
Fund
JPMorgan International Equity Fund*      X        X        X        X          X
JPMorgan International Growth Fund*      X        X
JPMorgan International                   X        X                 X          X
Opportunities Fund*
JPMorgan International Small Cap         X        X                 X          X
Equity Fund*
JPMorgan International Value Fund*       X        X                 X          X
JPMorgan Intrepid America Fund           X        X        X        X
JPMorgan Intrepid Contrarian Fund        X        X        X        X
JPMorgan Intrepid European Fund*         X        X        X        X          X
JPMorgan Intrepid Growth Fund            X        X        X        X
JPMorgan Intrepid Value Fund             X        X        X        X
JPMorgan Japan Fund*                     X        X
JPMorgan Market Neutral Fund             X        X                            X
JPMorgan Mid Cap Equity Fund             X        X                 X
JPMorgan Mid Cap Growth Fund             X        X
JPMorgan Mid Cap Value Fund              X        X        X        X          X
JPMorgan New Jersey Tax Free Bond        X        X        X        X
Fund
JPMorgan New York Tax Free Bond Fund     X        X        X        X          X
JPMorgan Real Return Fund                X                 X        X          X
JPMorgan Short Term Bond Fund II^        X                          X                             X
JPMorgan Short Term Bond Fund^           X                          X          X
JPMorgan Small Cap Core Fund                                        X
JPMorgan Small Cap Equity Fund           X        X        X        X
JPMorgan Tax Aware Core Equity Fund                                 X
JPMorgan Tax Aware Disciplined                                                 X
Equity Fund
JPMorgan Tax Aware Diversified                                      X
Equity Fund
JPMorgan Tax Aware Enhanced Income       X                          X          X
Fund^
JPMorgan Tax Aware International                                    X
Fund
JPMorgan Tax Aware International         X                                     X
Opportunities Fund*
JPMorgan Tax Aware Large Cap Growth                                 X
Fund
JPMorgan Tax Aware Large Cap Value                                  X
Fund
JPMorgan Tax Aware Real Income Fund      X        X        X                   X
JPMorgan Tax Aware Real Return Fund      X                 X        X          X
JPMorgan Tax Aware                                                  X          X
Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund      X        X        X        X          X
JPMorgan U.S. Equity Fund                X        X        X        X          X          X
JPMorgan U.S. Small Company Fund                                    X          X
JPMorgan Value Advantage Fund            X        X        X        X          X
UM Small Cap Growth Fund                 X                                     X

                                      CLASS A  CLASS B  CLASS C  SELECT  INSTITUTIONAL  ULTRA  CLASS M  INVESTOR
----------------------------------------------------------------------------------------------------------------
Undiscovered Managers Behavioral         X        X        X                   X                            X
Growth Fund
Undiscovered Managers Behavioral         X        X        X                   X
Value Fund
Undiscovered Managers REIT Fund          X        X        X                   X

MONEY MARKET FUNDS

                                                                                                                     CASH
                                      CAPITAL  INSTITUTIONAL  AGENCY  PREMIER  MORGAN  RESERVE  CLASS B  CLASS C  MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury              X           X          X        X       X        X
Securities Money Market Fund
JPMorgan California Municipal Money                                              X
Market Fund
JPMorgan Federal Money Market Fund                   X          X        X       X        X
JPMorgan New York Municipal Money                                                X        X
Market Fund
JPMorgan Prime Money Market Fund         X           X          X        X       X        X        X        X         X
JPMorgan Tax Free Money Market Fund                  X          X        X       X        X

                                       B-2